                                                                    EXHIBIT 10.1

                            CONTRIBUTION AGREEMENT
                            ----------------------

     THIS CONTRIBUTION AGREEMENT, dated as of the ___ day of ________ 1999, between SHREE ASSOCIATES ("Shree"), JSK II ASSOCIATES ("JSK II"), DEVI ASSOCIATES (Devi"), SHREEJI ASSOCIATES ("Shreeji"), KUNJ ASSOCIATES ("Kunj"), SHANTI III ASSOCIATES ("Shanti III"), all Pennsylvania limited partnerships, NEIL H. SHAH ("Shah"), DAVID L. DESFOR ("Desfor"), MANISH M. PATNI ("Patni")AND SHREENATHJI ENETERPRISES, LTD., a Pennsylvania corporation ("SEL") (individually and collectively the "Contributor"), and HERSHA HOSPITALITY LIMITED PARTNERSHIP, a Virginia limited partnership and/or its assignee (the "Acquiror"), provides:


                                   ARTICLE 1
                                   ---------
                      DEFINITIONS; RULES OF CONSTRUCTION
                      ----------------------------------

     1.1  Definitions.   The following terms shall have the indicated meanings:
          ------------

          "Act of Bankruptcy" shall mean if a party hereto or any general
           -----------------
partner thereof shall (a) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property, (b) admit in writing its inability to pay its debts as they become due, (c) make a general assignment for the benefit of its creditors, (d) file a voluntary petition or commence a voluntary case or proceeding under the Federal Bankruptcy Code (as now or hereafter in effect), (e) be adjudicated a bankrupt or insolvent, (f) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding-up or composition or adjustment of debts,
(g) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case or proceeding under the Federal Bankruptcy Code (as now or hereafter in effect), or (h) take any corporate or partnership action for the purpose of effecting any of the foregoing; or if a proceeding or case shall be commenced, without the application or consent of a party hereto or any general partner thereof, in any court of competent jurisdiction seeking (1) the liquidation, reorganization, dissolution or winding-up, or the composition or readjustment of debts, of such party or general partner, (2) the appointment of a receiver, custodian, trustee or liquidator or such party or general partner or all or any substantial part of its assets, or (3) other similar relief under any law relating to bankruptcy, insolvency, reorganization, winding-up or composition or adjustment of debts, and such proceeding or case shall continue undismissed; or an order (including an order for relief entered in an involuntary case under the Federal Bankruptcy Code, as now or hereafter in effect) judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of 60 consecutive days.

          "Shree Assignment and Assumption Agreement" shall mean that certain
           -----------------------------------------
assignment and assumption agreement whereby Shree assigns and the Acquiror assumes the Shree Interest.

          "JSK II Assignment and Assumption Agreement" shall mean that certain
           ------------------------------------------
assignment and assumption agreement whereby JSK assigns and the Acquiror assumes the JSK II Interest.

          "Devi Assignment and Assumption Agreement" shall mean that certain
           ----------------------------------------
assignment and assumption agreement whereby Devi assigns and the Acquiror assumes the Devi Interest.

          "Shreeji Assignment and Assumption Agreement" shall mean that certain
           -------------------------------------------
assignment and assumption agreement whereby Shreeji assigns and the Acquiror assumes the Shreeji Interest.

          "Kunj Assignment and Assumption Agreement" shall mean that certain
           ----------------------------------------
assignment and assumption agreement whereby Kunj assigns and the Acquiror assumes the Kunj Interest.

          "Shanti III Assignment and Assumption Agreement" shall mean that
           ----------------------------------------------
certain assignment and assumption agreement whereby Shanti assigns and the Acquiror assumes the Shanti III Interest.

          "Shah Assignment and Assumption Agreement" shall mean that certain
           ----------------------------------------
assignment and assumption agreement whereby Shah assigns and the Acquiror assumes the Shah Interest.

          "Desfor Assignment and Assumption Agreement" shall mean that certain
           ------------------------------------------
assignment and assumption agreement whereby Desfor assigns and the Acquiror assumes the Desfor Interest.

          "Patni Assignment and Assumption Agreement" shall mean that certain
           -----------------------------------------
assignment and assumption agreement whereby Patni assigns and the Acquiror assumes the Patni Interest.

          "SEL Assignment and Assumption Agreement" shall mean that certain
           ---------------------------------------
assignment and assumption agreement whereby SEL assigns and the Acquiror assumes the SEL Interest.

          "Assignment and Assumption Agreements" shall mean the Shree Assignment
           ------------------------------------
and Assumption Agreement, JSK II Assignment and Assumption Agreement, the Devi Assignment and Assumption Agreement, the Shreeji Assignment and Assumption Agreement, the Kunj Assignment and Assumption Agreement, the Shanti III Assignment and Assumption Agreement, the Shah Assignment and Assumption Agreement, the Desfor Assignment and Assumption Agreement, the Patni Assignment and Assumption Agreement and the SEL Assignment and Assumption Agreement.

          "Authorizations" shall mean all licenses, permits and approvals
           --------------
required by any governmental or quasi-governmental agency, body or officer for the ownership, operation and use of the Property or any part thereof.

          "Bill of Sale - Personal Property" shall mean that certain bill of
           --------------------------------
sale conveying title to the Tangible Personal Property, Intangible Personal Property and the Reservation System from the Contributor to the Acquiror's property manager, lessee or designee.

          "Closing" shall mean the closing of the contribution and acquisition
           -------
of the Property.

          "Closing Date" shall mean the date on which the Closing occurs.
           ------------

          "Consideration" shall mean Five Million and Five Hundred Thousand
           -------------
Dollars($5,500,000).

          "Contributor's  Financial Information" shall mean that certain
           ------------------------------------
financial information relative to the Contributor and the Property, including income and expense statements for the Property for period commencing on the August 11, 1999, copies of which are attached in Exhibit D.
                                                 ---------

          "Deed" shall mean that certain deed conveying title to the Real
           ----
Property with general warranty covenants of title from the Contributor to the Acquiror, subject only to Permitted Title Exceptions. If there is any difference between the description of the Land, as shown on Exhibit A atatched
                                                            ---------
hereto and the description of the Land as shown on the Survey, the description of the Land to be contained in the Deed and the description of the Land set forth in the Title Commitment shall conform to the description shown on the Survey.

          "Deposit" shall mean all amounts, if any, deposited from time to time
           -------
with the Escrow Agent by the Acquiror pursuant to Sections 2.2 and 6.1, plus all
                                                  --------------------
interest accrued thereon. The Deposit, if any, shall be held by the Escrow Agent in an interest-bearing account of a federally-insured bank or banks, and shall be held and disbursed by the Escrow Agent in strict accordance with the terms and provisions of this Agreement.

          "Escrow Agent" shall mean the Sentinel Agency, 2146 North Second
           ------------
Street, Harrisburg, Pennsylvania 17110, Telephone: 717/234-2666, Fax:
717/234-8198.

          "FIRPTA Certifcate" shall mean the affidavit of the Contributor
           -----------------
certifying (i) that the Contributor is not a foreign corporation, foreign partnership, foreign trust, foreign estate or foreign person (as those terms are defined in the Internal Revenue Code and the Income Tax Regulations) under
Section 1445 of the Internal Revenue Code, (ii) the information to complete IRS Form 1099S, and (iii) the information to complete any required state income or recordation tax reporting requirement, prepared by counsel to the Acquiror and in form and substance reasonably acceptable to the Acquiror.

          "Governmental Body" means any federal, state, municipal or other
           -----------------
governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign.

          "Guest Ledger" shall mean that certain guest ledger dated as of
           ------------
Closing Date, certified by the Contributor, a copy of which is attached hereto as Exhibit C. The Guest Ledger shall be updated and recertified as of the
   ---------
Closing Date.

          "Hotel" shall mean the hotel and related amenities located on the
           -----
Land.

          "Improvements" shall mean the Hotel and all other buildings,
           ------------
improvements, fixtures and other items of real estate located on the Land.

          "Shree Interest" shall mean all right, title and interest of Shree in
           --------------
the Partnership, consisting of a 2% limited partnership interest in the Partnership.

          "JSK II Interest" shall mean all right, title and interest of JSKII in
           ---------------
the Partnership, consisting of a 15% limited partnership interest in the Partnership.

          "Devi Interest" shall mean all right, title and interest of Devi in
           -------------
the Partnership, consisting of a 2% limited partnership interest in the Partnership.

          "Shreeji Interest" shall mean all right, title and interest of Shreeji
           ----------------
in the Partnership, consisting of a 10% limited partnership interest in the Partnership.

          "Kunj Interest" shall mean all right, title and interest of Kunj in
           -------------
the Partnership, consisting of a 7% limited partnership interest in the Partnership.

          "Shanti III Interest" shall mean all right, title and interest of
           -------------------
Shanti III in the Partnership, consisting of a 15% limited partnership interest in the Partnership.

          "Shah Interest" shall mean all right, title and interest of Shah in
           -------------
the Partnership, consisting of a 15% limited partnership interest in the Partnership.

          "Desfor Interest" shall mean all right, title and interest of Desfor
           ---------------
in the Partnership, consisting of a 3% limited partnership interest in the Partnership.

          "Patni Interest" shall mean all right, title and interest of Patni in
           --------------
the Partnership, consisting of a 30% limited partnership interest in the Partnership.

          "SEL Interest" shall mean all right, title and interest of SEL in the
           ------------
Partnership, consisting of a 1% general partnership interest in the Partnership.

          "Intangible Personal Property" shall mean all intangible personal
           ----------------------------
property owned or possessed by the Contributor and used in connection with the ownership, operation, leasing, occupancy or maintenance of the Property, including, without limitation, the right to use any trade name associated with the Real Property and all variations thereof, all of the Leases and any future leases of space in the Property, all Operating Agreements, Authorizations, escrow accounts, insurance policies, general intangibles, business records, plans and specifications, surveys and title insurance polices pertaining to the Real Property, the Tangible Personal Property and intangible personal property, all licenses, permits and approvals with respect to the construction, ownership, operation, leasing, occupancy or maintenance of the Property and any unpaid award for taking by condemnation or any damage to the Land by reason of a change of grade or location of or access to any street or highway, and the share of the Tray Ledger determined under Section 6.5, but excluding (i) any of the aforesaid
                             -----------
rights the Acquiror elects not to acquire and (ii) the Contributor's cash on hand, in bank accounts and invested with financial institutions, and (iii) the accounts receivable except for the above described share of the Tray Ledger.

          "Interests" shall mean the Shree Interest, JSK II Interest, the Devi
           ---------
Interest, the Shreeji Interest, the Kunj Interest, the Shanti III Interest, the Shah Interest, the Desfor Interest, and the SEL Interest.

          "Inventory" shall mean all "inventories of merchandise" and
           ---------
"inventories of supplies", as such terms are defined in the Uniform System of Accounts for Hotels [8th Revised Edition, 1986] as published by the Hotel Association of New York City, Inc., as revised, and similar consumable supplies.

          "Land" shall mean that certain parcel of real estate lying and being
           ----
located at 144-44 153rd Lane, Springfield Gardens, New York, Queens County, New York, more commonly known as the JFK Comfor Inn, as more particularly described on Exhibit A attached
                                                         ---------
hereto, together with all easements, rights, privileges, remainders, reversions and appurtenances thereunto belonging or in any way appertaining, and all of the estate, right, title, interest, claim or demand whatsoever of the Contributor therein, in the streets and ways adjacent thereto and in the beds thereof, either at law or in equity, in possession or expectancy, now or hereafter acquired.

          "Leases" shall mean all of the leases, if any, now in effect with
           ------
respect to the Property or any portion thereof, under which the Contributor is either a landlord or tenant, and all addenda, modifications or amendments thereto, certified true copies of which have been delivered by the Contributor to the Acquiror.

          "Operating Agreements" shall mean the management agreements, service
           --------------------
contracts and other agreements, if any, in effect with respect to the construction, ownership, operation, leasing, occupancy or maintenance of the Property. All of the Operating Agreements in force and effect as of the date hereof are listed on Exhibit B attached hereto.
                     ---------

          "Organizational Documents" shall mean the current partnership
           ------------------------
agreement and certificate of limited partnership of each of the limited partnership Contributors, true and correct copies of which are attached hereto as Exhibits F and G and Articles of Incorporation and Bylaws of SEL, true and
   ----------     -
correct copies of which are attached hereto as Exhibits O and P.
                                               ----------     -

          "Shree's Organizational Documents" shall mean the current partnership
           --------------------------------
agreement and certificate of limited partnership of Shree, true and correct copies of which are attached hereto as Exhibits F and G.
                                       ----------     -

          "JSK II's Organizational Documents" shall mean the current partnership
           ---------------------------------
agreement and certificate of limited partnership of JSK, true and correct copies of which are attached hereto as Exhibits F and G.
                                ----------     -

          "Devi's Organizational Documents" shall mean the current partnership
           -------------------------------
agreement and certificate of limited partnership of Devi, true and correct copies of which are attached hereto as Exhibits F and G.
                                       ----------     -

          "Shreeji's Organizational Documents" shall mean the current
           ----------------------------------
partnership agreement and certificate of limited partnership of Shreeji, true and correct copies of which are attached hereto as Exhibits F and G.
                                                   ----------     -

          "Kunj's Organizational Documents" shall mean the current partnership
           -------------------------------
agreement and certificate of limited partnership of Kunj, true and correct copies of which are attached hereto as Exhibits F and G.
                                       ----------     -

          "Shanti III's Organizational Documents" shall mean the current
           -------------------------------------
partnership agreement and certificate of limited partnership of Shanti, true and correct copies of which are attached hereto as Exhibits F and G.
                                               ----------     -

          "SEL's Organizational Documents" shall mean the current Articles of
           ------------------------------
Incorporation and Bylaws of SEL, true and correct copies of which are attached hereto as Exhibits O and P.
          ----------     -

          "Owner's Title Policy" shall mean an owner's policy of title insurance
           --------------------
(ALTA Form B-1970) issued to the Acquiror by the Title Company, pursuant to which the Title Company insures the Acquiror's ownership of fee simple title to the Real Property (including the marketability thereof), subject only to Permitted Title Exceptions (which shall exclude all preprinted, standard, general or similar exceptions), and which provides such affirmative coverages and endorsements reasonably requested by the Acquiror. The Owner's Title Policy shall insure the Acquiror in the amount of the Purchase Price and shall be acceptable in form and substance to the Acquiror. The description of the Land in the Owner's Title Policy shall be by courses and distances and shall be identical to the description shown on the Survey.

          "Partnership" shall mean 3744 Associates, a Pennsylvania limited
           -----------
partnership that owns as its sole assets hotel improvements and land located in Sprignfield Gardens, New York, Queens County, New York.

          "Permitted Title Exceptions" shall mean those exceptions to title to
           --------------------------
the Real Property set forth in the Title Commitment (a) which do not require or secure the payment of money and (b) to which Acquiror makes no objection under
Section 2.3(d).

          "Property" shall mean collectively the Real Property, the Inventory,
           --------
the Tangible Personal Property and the Intangible Personal Property.

          "Real Property" shall mean the Land and the Improvements.
           -------------

          "Reservation System" shall mean the Contributor's Reservation Terminal
           ------------------
and Reservation System equipment and software, if any.

          "Study Period" shall mean the period commencing at 9:00 a.m. on the
           ------------
date Contributor certifies that it has delivered all of the items required by
Section 2.3(b), and continuing through 5:00 p.m. on the date that is thirty (30) days from such date if applicable. The time periods herein referred to shall mean the time periods a in effect, from time to time, at the place where the Real Property is located:

          "Survey" shall mean the survey to be delivered pursuant to Section
           ------
5.4.

          "Tangible Personal Property" shall mean the Inventory and all other
           --------------------------
items of personal property owned by the Contributor, used in connection with the Property, including, without limitation, those items listed on Exhibit E
                                                               ----------
hereto.

          "Title Commitment" shall mean the commitment by the Title Company to
           ----------------
issue the owner's Title Policy.

          "Title Company" shall mean a title insurance company selected by the
           -------------
Acquiror.

          "Tray Ledger" shall mean the final night's room revenue (revenue from
           -----------
rooms occupied as of 12:01 a.m. on the Closing Date, exclusive of food, beverage, telephone and "similar charges which accrue prior to Closing), including any sales taxes, room taxes or other taxes thereon.

          "Utilities" shall mean public sanitary and storm sewers, natural gas,
           ---------
telephone, public water facilities, electrical facilities, cable television facilities and all other utility facilities and services necessary for the operation and occupancy of the Property.

    1.2  Rules of Construction. The following rules shall apply to the
         ---------------------
construction and interpretation of this Agreement:

          (a) Singular words shall connote the plural number as well as the singular and vice versa, and the masculine shall include the feminine and the neuter.

          (b) All references herein to particular articles, sections or subsections, subsections or clauses are references to articles, sections, subsections or clauses of this Agreement.

          (c) The headings contained herein are solely for convenience of reference and shall not constitute a part of this Agreement nor shall they affect its meaning, construction or effect.

          (d) Each party hereto and/or its counsel have reviewed and revised (or requested revisions of) this Agreement, and therefore any usual rules of construction requiring that ambiguities are to be resolved against a particular party shall not be applicable in the construction and interpretation of this Agreement or any exhibits hereto or amendments hereof.


                                   ARTICLE 2
                                   ---------
                  ACQUISITION AND CONTRIBUTION; ACCESS; STUDY PERIOD;
                  --------------------------------------------------
                           PAYMENT OF CONSIDERATION
                           ------------------------

    2.1   Acquisition and Contribution.  The Contributor agrees to contribute
          -----------------------------
and the Acquiror agrees to acquire the Property for the Consideraation and in accordance with the other terms and conditions set forth herein.

    2.2   Deposit. Intentionally Ommitted.
          -------

    2.3   Study Period. Intentionally Ommitted.
          ------------


    2.4   Inspection of Books and Records; Access. Intentioanlly Ommitted.
          ---------------------------------------

    2.5   Payment of the Consideration. The consideration shall be paid to the
          -----------------------------
Contributor in the following manner:

    (a) The Acquiror shall receive a credit against the Consideration in an amount equal to the Contributor's closing costs assumed and paid for by the Acquiror pursuant to Section 6.4 hereof.

    (b) The Acquiror shall receive a credit against the Consideration in an amount equal to the outstanding balance (principal, interest, fees and the like), as of the date of Closing, of the existing mortgage loan encumbering the property as such balance is evidenced by a letter from the lender, which loan the Acquiror shall take subject to or, if requested, assume.

          (c) The Acquiror shall pay the balance of the Consideration, if any, as adjusted by the prorations pursuant to Section 6.5 hereof, in the form of units of limited partnership interest in the Acquiror (the "LP Units") or in the lawful money of the United States or in any combination thereof as acceptable to the Contributor.

          The parties agree that the transfer of the assets to the Acquiror pursuant to this Agreement shall be treated for federal income tax purposes as a contribution of such assets solely in exchange for a partnership interest in Acquiror that qualifies as a tax-free contribution under Section 721 of the Internal revenue Code of 1986, as amended.

          2.6 Allocation of Consideration. The parties agree that the
              ---------------------------
Consideration shall be allocated among the various components of the Property in the manner indicated by the Acquiror at Closing.

          2.7 Consideration Contingency.
              -------------------------

          The Contributor shall value the Hotel on December 31, 2001. The value of the Hotel shall be computed by applying a 12% capitalization rate to the audited trailing 12 months net operating income, adjusted for a 4% of revenue management fee and a 4% of revenue furniture, fixture and equipment reserve.

          If the then current value of the Hotel exceeds the consideration paid by Acquiror hereunder, the Acquiror will issue additional Partnership Units at $6.00 per Unit or in the lawful money of the United States equal to the difference between the then current value and the consideration paid hereunder and all distributions paid on those units since Closing Date.

          If the then current value of the Hotel is less than the Consideration paid by the Acquiror hereunder, the Contributor will return to the Acquirer Partnership Units at $6.00 per Unit or any lawful money of the United States, if any, equal to the difference between the then current value of the Hotel and the Consideration paid hereunder and all distributions paid on those units since the Closing Date.

          2.8 Confidentiality. Except as hereinafter provided, from and after
              ---------------
the execution of this Agreement, the Acquiror and the Contributor shall keep the terms, conditions and provisions of this Agreement confidential and neither shall make any public announcements hereof unless the other first approves of same in writing, nor shall either disclose the terms, conditions and provisions hereof, except to persons who "need to know", such as their respective attorneys, accountants, engineers, surveyors, financiers and bankers. Notwithstanding the foregoing, it is acknowledged that the general partner of the Acquiror has elected to be a real estate investment trust ("REIT") and that the REIT has sold shares and may seek to sell additional shares to the general public and that in connection therewith, the Acquiror will have the absolute and unbridled right to market such securities and prepare and file all necessary or reasonably required registration statements, disclosure statements, and other papers, documents and instruments necessary or reasonably required in the Acquiror's judgment and that of its attorneys and underwriters with respect to the REIT's shares with the U.S. Securities and Exchange Commission and/or similar state authorities and to cause same to become effective and to disclose therein and thus to its underwriters, to the U.S. Securities and Exchange Commission and/or to similar state authorities and to the public all of the terms, conditions and provisions of this Agreement.

                                   ARTICLE 3
                                   ---------
            CONTRIBUTOR'S REPRESENTATIONS, WARRANTIES AND COVENANTS
            -------------------------------------------------------

     To induce the Acquiror to enter into this Agreement and to Acquisition the Property, and to pay the Purchase Price therefor, the Contributor hereby makes the following representations, warranties and covenants with respect to the Property, upon each of which the Contributor acknowledges and agrees that the Acquiror is entitled to rely and has relied:

     3.1 Organization and Power. The Contributor is an entity duly formed and
         ----------------------
validly existing and in good standing under the laws of the State of its organization and has all requisite powers and all governmental licenses, authorizations, consents and approvals to carry on its business as now conducted and to enter into and perform its obligations hereunder and under any document or instrument required to be executed and delivered on behalf of the Contributor /hereunder.

     3.2 Authorization and Execution. This Agreement has been duly authorized
         ---------------------------
by all necessary action on the part of the Contributor, has been duly executed and delivered by the Contributor, constitutes the valid and binding agreement of the Contributor and is enforceable in accordance with its terms.

     3.3 Noncontravention. The execution and delivery of, and   the performance
         ----------------
by the Contributor of its obligations under this Agreement do not and will not contravene, or constitute a default under, any provision of applicable Law or regulation, the Contributor's organizational documents or any agreement, judgment, injunction, order, decree or other instrument binding upon the Contributor, or result in the creation of any lien or other encumbrance on any asset of the Contributor. There are no outstanding agreements (written or oral) pursuant to which the Contributor (or any predecessor to or representative of the Contributor) has agreed to sell or has granted an option to Acquisition the Property (or any part thereof).

     3.4 No Special Taxes. The Contributor has no knowledge of, nor has it
         ----------------
received any notice of, any special taxes or assessments relating to the Property or any part thereof or any planned public improvements that may result in a special tax or assessment against the Property.

     3.5 Compliance with Existing Laws. The Contributor possesses all
         -----------------------------
Authorizations, each of which is valid and in full force and effect, and no provision, condition or limitation of any of the Authorizations has been breached or violated. The Contributor has not represented or failed to disclose any relevant fact in obtaining all Authorizations, and the Contributor has no knowledge of any change in the circumstances under which those Authorizations were obtained that could result in their termination, suspension, modification or limitation. The current use and occupancy of the Property as a hotel are permitted as a principal use under all laws applicable thereto without the necessity of resort to any grandfathered or nonconforming use status, or any special use permit, special exception or other special permit, permission or consent. The Contributor has no knowledge, nor has it received notice within the past three years, of any existing or threatened violation of any provision of any applicable building, zoning, subdivision, environmental or other governmental ordinance, resolution, statute, rule, order or regulation, including but not limited to those of environmental agencies or insurance boards of underwriters, with respect to the ownership, operation, use, maintenance or condition of the Property or any part thereof, or requiring any repairs or alterations other than those that have been made prior to the date hereof.

     3.6  Personal Property. All of the Tangible Personal Property and
          -----------------
Intangible Personal Property are owned and will be conveyed by the Contributor free and clear of all liens and encumbrances. The Contributor has good, merchantable title thereto and the right to convey same in accordance with the terms of this Agreement .

     3.7  Title and Survey Matters. The Contributor is the sole owner of full
          ------------------------
legal, equitable and beneficial title to the Property and no consent of or joinder by any other person is required for the Contributor to convey the full legal, equitable and beneficial title to and ownership of the Property to the Acquiror in accordance with this Agreement. Except to the extent such obligations may be inconsistent herewith, the Contributor shall perform all of its obligations under all documents affecting title to all or any part of the Property and shall not permit or allow to continue any defaults thereunder. The Contributor shall not, after the date of this Agreement, subject the Property to any liens, encumbrances, covenants, conditions, restrictions, easements or other title matters or seek any zoning or other land use changes or take any other action which may affect or modify the status of title to or the permitted uses of the Property without the Acquiror's prior express written consent.

     3.8  Status off Leases. Each of the Leases is valid and in full force and
          ------------------
effect, have not been further modified or amended and is assignable to Acquiror without the consent of the other party thereto. There are no defaults under any of the Leases by the Contributor or, to the best of the Contributor's knowledge, by the other party thereunder, and no fact or circumstance has occurred that, by itself or with the giving of notice or the passage of time or both, would constitute such a default by the Contributor or, to the best of the Contributor's knowledge, by the other party thereunder. The Contributor has the sole right to collect the rent under the Leases and neither such right nor any of the Leases has been assigned, pledged, hypothecated or otherwise encumbered. From the date hereof through and including the date of Closing, the Contributor shall not modify any of the Leases in any material manner. The Contributor shall perform all of its obligations under the Leases from the date hereof through and including the date of Closing.

     3.9  Operating Agreements and Other Agreements. Each of the Operating
          -----------------------------------------
Agreements may be terminated by the Contributor or the Acquiror upon not more than 30 days' prior written notice and without the payment of any penalty, fee, premium or other amount. The Contributor has performed all of its obligations under each of the Operating Agreements and no fact or circumstance has occurred which, by itself or with the passage of time or the giving of notice or both, would constitute a default under any of the Operating Agreements. The Contributor shall not enter into any new management agreement, maintenance or repair contract, supply contract, lease (as lessor or lessee) or other agreements with respect to the Property, nor shall the Contributor enter into any agreements modifying the Operating Agreements, unless (a) any such agreement or modification will not bind the Acquiror or the Property after the Closing Date or (b) the Contributor has obtained the express prior written consent of the Acquiror to such agreement or modification. The Contributor agrees to cancel and terminate all of the Operating Agreements as of the Closing unless the Acquiror requests in writing prior to Closing that one or more remain in effect after Closing. The Acquiror hereby agrees to assume all other agreements and non-operating agreements to which the Contributor and /or 2844 Associates, a Pennsylvania limited partnership, is a party.

     3.10 Warranties and Guaranties. The Contributor shall not before or after
          -------------------------
Closing, release or modify any warranties or guarantees, if any, of manufacturers, suppliers and installers relating to

Improvements and the Tangible Personal Property and Intangible Personal Property or any part thereof, except with the prior written consent of the Acquiror.

     3.11 Insurance. All of the Contributor's insurance policies are valid
          ---------
and in full force and effect, all premiums for such policies were paid when due and all future premiums for such policies (and any replacements thereof) shall be paid by the Contributor on or before the due date therefor. The Contributor shall pay all premiums on, and shall not- cancel or voluntarily allow to expire, any of the Contributor's insurance policies unless such policy is replaced, without any lapse of coverage, by another policy or policies providing coverage at least as extensive as the policy or policies being replaced. The Contributor shall name the Acquiror as an additional insured on each of the Contributor's insurance's policies. The Contributor agrees to transfer any such policies as of the Closing Date upon the written request of the Acquiror and the premiums on any of such policies that the Acquiror elects to have assigned to it shall be allocated between the Contributor and the Acquiror as of the Closing Date.

     3.12 Condemnation Proceedings; Roadways. The Contributor has not received
          ----------------------------------
notice of any condemnation or eminent domain proceeding pending or threatened against the Property or any part thereof. The Contributor has no knowledge of any change or proposed change in the route, grade or width of, or otherwise affecting, any street or road adjacent to or serving the Real Property.

     3.13 Litigation. There is no action, suit or proceeding pending or known to
          ----------
be threatened against or affecting the Contributor or any principal, subsidiary or affiliate of the Contributor in any court, before any arbitrator or before or by any Governmental Body which (a) in any manner raises any question affecting the validity or enforceability of this Agreement or any other agreement or instrument to which the Contributor is a party or by which it is bound and that is or is to be used in connection with, or is contemplated by, this Agreement,
(b) could materially and adversely affect the business, financial position or results of operations of the Contributor or any principal, subsidiary or affiliate of the Contributor, (c) could adversely affect the ability of the Contributor to perform its obligations hereunder, or under any document to be delivered pursuant hereto, (d) could create a lien on the Property, any part thereof or any interest therein, (e) the subject matter of which concerns any past or present employee of the Contributor or its managing agent or (f) could otherwise adversely affect the Property, any part thereof or any interest therein or the use, operation, condition or occupancy thereof.

     3.14 Labor and Employment Agreements. There are no labor disputes pending
          -------------------------------
or, to the best of the Contributor's knowledge, threatened as to the operation or maintenance of the Property or any part thereof. The Contributor is not a party to any union or other collective bargaining agreement with employees employed in connection with the ownership, operation or maintenance of the Property. The Contributor is not a party to any employment contracts or agreements, written or oral, with any persons employed with respect to the Property that will be binding on the Acquiror on or after the Closing. Neither the Contributor nor its managing agent (if any) will, between the date hereof and the Closing Date, enter into any new employment contracts or agreements or hire any new employees that will be binding on the Acquiror on or after the Closing. The Acquiror will not be obligated to give or pay any amount to any employee of the Contributor or the Contributor's managing agent. The Acquiror shall not have any liability under any pension or profit sharing plan that the Contributor or its managing agent may have established with respect to the Property or their or its employees.

     3.15 Financial Information. All of the Contributor's Financial Information
          ---------------------
is correct and complete in all respects and presents accurately the results of the operations of the Property for the period commencing on the 11/th/ of August, 1999. Since the date of the last financial statement included in the Contributor's Financial Information, there has been no material adverse change in the financial condition or in the operations of the Property. The Contributor will provide access by Acquiror's representatives, to all financial and other information relating to the Property, and such representatives shall determine that such information is sufficient to enable them to prepare audited financial statements in conformity with Regulation S-X of the Securities and Exchange Commission and any registration statement, report or disclosure statement filed with and any rule issued by, the Securities and Exchange Commission. The Contributor will provide a signed representation letter as prescribed by Generally Accepted Auditing Standards as promulgated by the Aud1ting Standards Division of the American Institute of Public Accountants which representation is required to enable an independent public accountant to render an opinion on such financial statements.

     3.16 Organizational Documents. The Contributor's Organizational Documents
          ------------------------
are in full force and effect and have not been modified or supplemented, and no fact or circumstance has occurred that, by itself or with the giving of notice or the passage of time or both, would constitute a default thereunder.

     3.17 Excluded Liabilities.
          --------------------

          (i) The Acquiror is not assuming or undertaking to assume and shall have no responsibility for any expenses, debts, obligations, liabilities, claims, demands, fines or penalties, whether fixed or contingent, past, present or future, or direct for indirect, arising out of or in connection with the conduct by the Contributor of its business or the ownership and use of the Property prior to the Closing (the "Excluded Liabilities"), including without limitation, any of the Excluded Liabilities arising out of or in connection with the failure by the Contributor to comply with any applicable Environmental Laws including, without limitation any Environmental Laws regarding pollution control, underground storage tanks, asbestos or other environmental matters applicable to the Property.

          (ii) The Contributor agrees to defend, indemnify and hold harmless the Acquiror from and against any of the Excluded Liabilities and any other damages, losses, costs, expenses, claims or demands (including fines, penalties, diminution in value of the Property, court costs and reasonable attorneys' fees) that may be incurred by or imposed on the Acquiror as a result of (i) the conduct by the Contributor of its business in connection with the Property prior to the Closing and (ii) any material breach by the Contributor of any representation or warranty of the Contributor contained herein applicable to the Property.

     3.18 Historical Districts. Neither the Property, nor any portion thereof,
          --------------------
is (a) listed, or eligible to be listed, in any national, state or local register of historic places or areas, or (b) located within any designated district or area in which the permitted uses of land located therein are restricted by regulations, rules or laws other than those specified under local zoning ordinances.

     3.19 Brokerage Commission. The Contributor has not engaged the services of,
          --------------------
nor is it or will it become liable to, any real estate agent, broker, finder or any other person or entity for any brokerage or finder's fee, commission or other amount with respect to the transactions described herein.

     3.20 Environmental.
          -------------

          (i) The Contributor, and any person or entity for whose conduct the Contributor is liable, has no liability under, has never materially violated, and is presently in material compliance with, all federal, state and local environmental or health and safety-related laws, rules, regulations and ordinances (together, Environmental Laws) applicable to the Property.

          (ii) There exist no environmental conditions with respect to the Property that could or do result in any damage, loss, cost, expense or liability to or against the Contributor or the Acquiror.

          (iii) Other than those hazardous or toxic substances commonly used in the operation of a hotel, which hazardous or toxic substances are stored in accordance with all applicable Environmental Laws, the Contributor, and any other person or entity for whose conduct Contributor is liable, has not generated, transported, stored, handled or disposed of any hazardous or toxic substances at the Property, and has no knowledge of any release or threatened release of any hazardous or toxic substance at the Property or in the vicinity of the Property.

          (iv) No lien has been imposed on the Property by any federal, state or local governmental agency in connection with the presence at or near the Property of any hazardous or toxic substance.

          (v) The Contributor, and any person or entity for whose conduct the Contributor is responsible, has not (i) entered into or been the subject of any order or decree with respect to environmental matters with respect to the Property, (ii) received notice under the citizen suit provisions of any Environmental Law in connection with the Property, (iii) received any request for information, notice, demand letter, administrative inquiry or formal or informal complaint or claim in respect of any environmental condition relating to the Property, or (iv) been subject to or threatened with any governmental or citizen enforcement action with respect to the Property; and the Contributor, and any other person for whose conduct the Contributor is liable, has no reason to believe that any of the foregoing will be forthcoming.

          (vi) The Contributor has all licenses, permits or approvals, if any, required for the activities and operations conducted at the Property and for any past or ongoing alterations or improvements on the Property.

     3.21 Sufficiency of Certain Items. The Property contains not less than:
          ----------------------------

          (a) a sufficient amount of kitchen equipment, bar equipment, refrigeration equipment, silverware, glassware, china, dishes, "small goods", napkins, tablecloths, paper goods and other such personal property to efficiently operate each of the restaurants, bars and lounges, located upon or within the Improvements;

          (b) a sufficient amount of furniture, furnishings, color television sets, carpets, drapes, rugs, floor coverings, mattresses, pillows, bedspreads and the like, to furnish each guest room, so that each such guest room is, in fact, fully furnished; and

          (c) a sufficient amount of towels, washcloths and bed linens, so that there are two and one-half sets of towels, washcloths and linens for each guest room (one on the beds, one on the shelves, and one-half in the laundry), together with a sufficient supply of paper goods' soaps, cleaning supplies and other such supplies and materials, as are reasonably adequate for the current operation of the Hotel.

     3.22 Operation of Property Prior to Closing. Between the date of this
          --------------------------------------
Agreement and the Closing Date, Contributor shall operate the Property in compliance with all laws and in the same manner in which Contributor operated the Property prior to the execution of this Agreement, so as to keep the Property in good condition, reasonable wear and tear excepted, and so as to maintain the existing caliber of the Hotel operations conducted at the Property and the reasonable good will of the tenants, the Hotel guests, the employees and other customers of the Hotel. The Contributor shall continue to use its best efforts to take guest room reservations and to book functions and meetings and otherwise to promote the business of the Property in generally the same manner as the Contributor did prior to the execution of this Agreement. All advance room bookings and reservations and all meetings and function bookings shall be booked at rates, prices and charges heretofore customarily charged by the Contributor for such purposes, and in accordance with Contributor's published rate schedules. From and after the execution and delivery of this Agreement, the Contributor shall not (i) make any agreements which shall be binding upon the Acquiror with respect to the Property, or (ii) reduce or cause to be reduced any room rents or any other charges over which Contributor has operational control. Between the date hereof and the Closing Date, the Contributor shall deliver to the Acquiror monthly reports (or for the partial monthly period up to the Closing Date) showing the income and expenses of the Hotel and all departments thereof, together with such periodic information with respect to room reservations and other bookings, as the Contributor customarily keeps internally for its own use. The Contributor agrees that it will operate the Property and the Hotel in accordance with the provisions of this section between the date hereof and the Closing Date.

     3.23 Utilities. All Utilities required for the operation of the Property
          ---------
either enter the Property through adjoining streets, or they pass through adjoining land, do so in accordance with valid public easements or private easements, and all of said Utilities are installed and operating and all installation and connection charges therefor have been paid in full.

     3.24 Curb Cuts. All curb cut street opening permits or licenses required
          ---------
for vehicular access to and from the Real Property from any adjoining public street have been obtained and paid for and are in full force and effect. The Real Property has a right of unrestricted access to a public street.

     3.25 Room Furnishings. Each room in the Hotel available for guest rental is
          ----------------
and at Closing will be furnished in accordance with Licensor's standards for the Hotel and room type.

     3.26 Franchise Agreement. The franchise agreement with respect to the
          -------------------
Hotel is, and at Closing will be, valid and in full force and effect, and Contributor is not and will not be in default with respect thereto (with or without the giving of any required notice and/or lapse of time).

                                   ARTICLE 4
                                   ---------

              ACQUIROR'S REPRESENTATIONS; WARRANTIES AND COVENANTS
              ----------------------------------------------------

     To induce the Contributor to enter into this Agreement and to contribute the Property, the Acquiror hereby makes the following representations, warranties and covenants with respect to the Property, upon each of which the Acquiror acknowledges and agrees that the Contributor is entitled to rely and has relied:

     4.1 Power. The Acquiror has all powers and all governmental licenses,
         -----
authorizations, consents and approvals to carry on its business as now conducted and to enter into and perform its obligations under this Agreement and any document or instrument required to be executed and delivered on behalf of the Acquiror hereunder.

     4.2 Execution. This Agreement has been executed and delivered by the
         ---------
Acquiror, constitutes the valid and binding agreement of the Acquiror and is enforceable in accordance with its terms.

     4.3 Noncontravention. The execution and delivery of and the performance by
         ----------------
the Acquiror of its obligations hereunder do not and will not contravene, or constitute a default under, any provisions of applicable law or regulation, or any agreement, judgment, injunction, order, decree or other instrument binding upon the Acquiror or result in the creation of any lien or other encumbrance on any asset of the Acquiror.

     4.4 Litigation. There is no action, suit or proceeding, pending or known to
         ----------
be threatened, against or affecting the Acquiror or any principal, subsidiary or affiliate of the Acquiror in any court or before any arbitrator or before any Governmental Body which (a) in any manner raises any question affecting the validity or enforceability of this Agreement or any other agreement or instrument to which the Acquiror is a party or by which it is bound and that is to be used in connection with, or is contemplated by, this Agreement, (b) could materially and adversely affect the business, financial position or results of operations of the Acquiror or any principal, subsidiary or affiliate of the Acquiror, (c) could adversely affect the ability of the Acquiror to perform its obligations hereunder, or under any document to be delivered pursuant hereto,
(d) could create a lien on the Property, any part thereof or any interest therein or (e) could adversely affect the Property, any part thereof or any interest therein or the use, operation, condition or occupancy thereof.

     4.5 Bankruptcy. No Act of Bankruptcy has occurred with respect to the
         ----------
Acquiror.

     4.6 Brokerage Commission. The Acquiror has not engaged the services of, nor
         --------------------
is it or will it become liable to, any real estate agent, broker, finder or any other person or entity for any brokerage or finder's fee, commission or other
amount with   respect to the transaction described herein.

                                   ARTICLE 5
                                   ---------
                      CONDITIONS AND ADDITIONAL COVENANTS
                      -----------------------------------

     The Acquiror's obligations hereunder are subject to the satisfaction of the following conditions precedent and the compliance by the Contributor with the following covenants:

     5.1 Contributor's Deliveries. The Contributor shall have delivered to the
         ------------------------
Acquiror, on or before the Closing Date, all of the documents and other information required of Contributor pursuant to Section 6.2.

     5.2 Representations, Warranties and Covenants; Obligations of Contributor;
         ----------------------------------------------------------------------
Certificate. All of the Contributor's representations and warranties made in
-----------
this Agreement shall be true and correct as of the Closing Date as if then made, there shall have occurred no material adverse change in the financial condition of the Contributor or the physical or financial condition of the Property since the date hereof, the Contributor shall have performed all of its covenants and other obligations under this Agreement and the Contributor shall have executed and delivered to the Acquiror at Closing a Certificate to the foregoing effect.

     5.3 Title Matters. Acquiror shall have received from Contributor a copy of
         -------------
Contributor's Owner's Title Policy. The Acquiror shall have determined that the Contributor is the sole owner of good and marketable fee simple title to the Real Property free and clear of all liens, encumbrances, restrictions, conditions and agreements except for Permitted Title Exceptions. The Contributor shall not have taken any action from the date hereof and through and including the Closing Date that would adversely affect the status of title to the Real Property. Fee simple title to the Real Property shall be insurable as such by the Title Company at or below its regularly scheduled rates subject only to Permitted Title Exceptions.

     5.4 Survey. The Acquiror shall have received the most recent Survey of the
         ------
Land obtained by or in the possession of Contributor. The Survey provided by the Contributor (or a survey obtained by Acquiror if Contributor's Survey was prepared more than one year earlier) shall be adequate for the Title Company to delete any exception for survey in the Owner's Title Policy.

     5.5 Condition of Improvements and the Tangible Personal Property. The
         ------------------------------------------------------------
Improvements and the Tangible Personal Property (including but not limited to the mechanical systems, plumbing, electrical, wiring, appliances, fixtures, heating, air conditioning and ventilating equipment, elevators, boilers, equipment, roofs, structural members and furnaces) shall be in good condition and working order and shall have no material defects, structural or otherwise, and there shall be no deferred maintenance with respect to the Real Property, the Tangible Personal Property or any part thereof, and the Contributor shall not have diminished the Inventory. The Contributor, at its expense, shall have maintained the Real Property and the Tangible Personal Property in compliance with all applicable laws and in at least as good condition as they are in as of the date hereof, normal wear and tear excepted. The Contributor shall not have diminished the quality or quantity of maintenance and upkeep services heretofore provided to the Real Property and the Tangible Personal Property. The Contributor shall not have removed or caused or permitted to be removed any part or portion of the Real Property or the Tangible Personal Property unless the same is replaced, prior to Closing, with similar items of at least equal quality and acceptable to the Acquiror.

     5.6 Utilities. All of the Utilities shall be installed in and operating at
         ---------
the Property, and service shall be available for the removal of garbage and other waste from the Property. Between the date hereof and the Closing Date, the Contributor shall not have received notice of any extraordinary or material increase or proposed increase in the rates charged for the Utilities from the rates in effect as of the date hereof.

     5.7  Land Use. The current use and occupancy of the Property as a hotel
          --------
and for hotel-related purposes are permitted as a principal use under all laws applicable thereto without the necessity of resort to any grandfathered or permitted nonconforming use status, or any special use permit, special exception or other special permit, permission or consent.

     5.8  Lease Estoppel Certificates. The Acquiror shall have received an
          ---------------------------
estoppel certificate for each of the Leases, if any, as provided herein and, if required by the Acquiror's lender, subordination, attornment and nondisturbance agreements acceptable to such lender, all in form and substance reasonably acceptable to the Acquiror. The Contributor, at its expense, shall request and use Contributor's best efforts to obtain a lease estoppel certificate from all of third parties under all of the Leases prior to Closing Date.

     5.9  Franchise. The Acquiror or its designee shall have received, at the
          ---------
Acquiror's option and expense, an assignment or transfer of any existing franchise agreement currently applicable to the Hotel or a new franchise agreement from Choice Hotels International (the "Franchisor"), together with an estoppel certificate from the existing Franchisor in form and substance acceptable to the Acquiror, which the Contributor agrees to use its best efforts to obtain.

     5.10 Operational Licenses. Acquiror shall have obtained all permits,
          --------------------
licenses, approvals and Authorizations necessary or desirable to operate the Hotel and all restaurants, bars and lounges presently located in the Hotel, including, without limitation, liquor licenses or alcoholic beverage licenses.
To that end, the Contributor and the Acquiror shall have cooperated with   each
other, and each shall have executed such transfer forms, license applications and other documents as may be necessary or desirable for Acquiror to obtain such permits, licenses, approvals and Authorizations.

     5.11 Securities Compliance. Contributor shall cooperate with Acquiror to
          ---------------------
provide all information and execute all documents necessary for Acquiror to comply with all applicable state and federal securities laws.

     5.12 First Right of Refusal. Contributor or any of its officers or
          ----------------------
affiliates shall have right to acquire, develop, manage, lease, operate, or have any interest in any hotel or lodging establishment in any location within any distance from the Property (JFK Comfort Inn). However, the Acquiror shall have a first right of refusal to acquire such a hotel or lodging establishment within a fifteen (15) mile radius of the Property during a period of five (5) years from the Closing Date. This provision shall survive the Closing Date.

     Each of the conditions and additional covenants contained in this Section are intended for the benefit of the Acquiror and may be waived in whole or in part, by the Acquiror, but only by an instrument in writing signed by the Acquiror.

                                   ARTICLE 6
                                   --------
                                    CLOSING
                                    -------

     6.1 Closing. Closing shall be held at the offices of the Acquiror or its
         -------
counsel on August 11, 1999, upon notice from Acquiror to Contributor commencing at 9:00 AM local time unless otherwise agreed by the Acquiror and the Contributor. The Acquiror shall have the right, but not the obligation, to extend the Closing Date, one or more times, but not beyond, 1999, by written notice thereof to the Contributor. Possession of the Property shall be delivered to the Acquiror at Closing, subject only to Permitted Title Exceptions.

     6.2 Contributor's Deliveries.
         ------------------------

               (a) At Closing, the Contributor shall deliver to Acquiror all of the following instruments, each of which shall have been duly executed and, where applicable, acknowledged on behalf of the Contributor and shall be dated as of the Closing Date:

                       (i)  The certificate required by Section 5.2.
                                                        -----------
                      (ii)  An Assignment of Leases, if applicable
                     (iii)  Lease Estoppel Certificates, if applicable.
                      (iv)  The FIRPTA Certificate.
                       (v)  The Assignment and Assumption Agreement.
                      (vi)  Settlement Sheet.
                     (vii)  Bill of Sale for all Tangible Personal Property.
                    (viii)  Deed.

                      (ix) Opinion of counsel or other evidence (such as organization documents including certificates and authorizing resolutions) satisfactory to Acquiror as to Contributor's authority to enter into and consummate this Agreement.

                       (x) Such agreements, affidavits or other documents as may be required by the Title Company to issue the Owner's Title Policy.

               (b) At Closing, the Contributor shall also deliver or cause to be delivered to the Acquiror the following:

                       (i) The originals of any Leases or true, correct and complete copies thereof certified by the Contributor.

                      (ii) A valid, final and unconditional certificate of occupancy as to the Real Property issued by the: appropriate governmental authority.

                     (iii) If part of the Tangible Personal Property consists of a motor vehicle titled under state law, a duly executed and delivered document transferring title pursuant to applicable state law and related documents.

                      (iv) True, correct and complete copies of all plans, specifications, guaranties and warranties, if any, of contractors, subcontractors, manufacturers, suppliers and installers possessed by the Contributor and relating to the Improvements and the Tangible Personal Property and Intangible Personal Property, or any-part thereof.

                       (v) Copies of all correspondence, files, documents, records and data relating the operation of the Property for the period commencing on January1, 1999 until Closing.

                      (vi)  A11 keys for the Property.

                     (vii) A complete list of all advance room reservations, functions and the like, including all deposits thereon, in reasonable detail specified by the Acquiror.

                    (viii)  Updated Guest Ledger.

                      (ix) Any other document, instrument, information or item reasonably requested by the Acquiror or required hereby.

     6.3 Acquiror's Deliveries. At Closing, the Acquiror shall pay, deliver or
         ---------------------
cause to be delivered to the Contributor, as appropriate, the following:

               (a) The Purchase Price in the manner set forth in Section 2.5 hereof.

               (b)  The Assignment and Assumption Agreement.

               (c) Any other document or instrument reasonably requested by the Contributor or required hereby.

     6.4 Closing Costs. The Contributor shall pay (i) all applicable sales and
         -------------
use taxes (if any) levied on the transfer of the Tangible or Intangible Personal Property, (ii) any expenses incurred by or on behalf of the Contributor. The Acquiror shall pay (i) all Title Company charges, (ii) all of the recording taxes and fees, (iii) all costs of the transfer of franchise and mortgage secured on the Property, and (iv) any expenses incurred by or on behalf of the Acquiror. Each party hereto shall pay its own legal fees and expenses.

     6.5 Income and Expense Allocations.
         ------------------------------

               (a) At Closing, all income and expenses with respect to the Property, and applicable to the period of time before and after Closing, determined in accordance with generally accepted accounting principles consistently applied, shall be allocated between the Contributor and the Acquiror as of the Closing Date. The Contributor shall be entitled to all income, including the Tray Ledger, and responsible for all expenses for the period of time up to but not including the Closing Date, and the Acquiror shall be entitled to all income and responsible for all expenses for the period of time from, after and including the Closing Date. Without limiting the generality of the foregoing, Contributor shall pay to Acquiror or Acquiror shall pay to Contributor at Closing, or there shall be an appropriate Closing adjustment for, the net cash payable to the Acquiror or Contributor, as appropriate, based on the allocation set forth above. All adjustments shall be shown on the settlement statement or may be done outside the settlement statement (with such supporting documentation as the parties may reasonably require being attached as exhibits to the settlement statements or submit to the parties as appropriate) and if on the settlement statement shall increase or decrease (as the case may be) the balance of the Purchase Price payable by the Acquiror at Closing. The Contributor shall pay at Closing all special assessments and taxes applicable to the Property and relating to the period prior to Closing.

               (b) If accurate allocations cannot be made at Closing because current bills are not obtainable (as, for example, in the case of utility bills), the parties shall allocate such income or expenses at Closing on the best available information, subject to adjustment upon receipt of the final bill or other evidence of the applicable income or expense. Any expense paid by the

Contributor or the Acquiror with respect to the Property after the Closing Date shall be promptly allocated in the manner described herein and the parties shall promptly pay or reimburse any amount due.

               (c) Acquiror shall have no obligation to collect any accounts receivable allocable to the period prior to Closing. All income attributable to the Property collected by the Acquiror after the Closing Date shall be first applied against accounts receivable and other obligations allocable to the period after the Closing Date. The Contributor shall not sue an obligor with respect to the Property that maintains a contractual relationship with the Acquiror after the Closing Date.

                                   ARTICLE 7
                                   --------
                           CONDEMNATION: RISK OF LOSS
                           --------------------------

     7.1  Condemnation. In the event of any actual or threatened taking,
          ------------
pursuant to the power of eminent domain, of all or any portion of the Real Property, or any proposed sale in lieu thereof, the Contributor shall give written notice thereof to the Acquiror promptly after the Contributor learns or receives notice thereof. If all or any part of the Real Property is, or is to be, so condemned or sold, the Acquiror shall have the right to terminate this Agreement pursuant to Section 8.3. If the Acquiror elects not to terminate this
                      -----------
Agreement, all proceeds, awards and other payments arising out of such condemnation or sale (actual or threatened) shall be paid to the Acquiror at Closing.

     7.2  Risk of Loss. The risk of any loss or damage to the Property prior to
          ------------
the Closing shall remain upon the Contributor. If any such loss or damage occurs prior to Closing, the Acquiror shall have the right to terminate this Agreement pursuant to Section 3.3. If the Acquiror elects not to terminate this Agreement,
            -----------
it may choose to restore the Property itself, in which event Contributor shall assign or pay, or cause to be paid, to Acquiror all insurance proceeds payable on account of such loss or damage and the Contributor shall not be responsible to the Acquiror for any additional sums required to restore the Property.

                                   ARTICLE 8
                                   ---------
            LIABILITY OF ACQUIROR; INDEMNIFICATION BY CONTRIBUTOR;
            ------------------------------------------------------
                              TERMINATION RIGHTS
                              ------------------

     8.1  Liability of Acquiror. Except for any obligation expressly assumed or
          ---------------------
agreed to be assumed by the Acquiror hereunder, the Acquiror does not assume any obligation of the Contributor or any liability for claims arising out of any occurrence prior to Closing.

     8.2  Indemnification.
          ---------------

               (a) The Contributor hereby indemnifies and holds the Acquiror harmless from and against any and all claims, costs, penalties, damages, losses, liabilities and expenses (including reasonable attorneys' fees) that may at any time be incurred by the Acquiror, whether before or after Closing, as a result of any material breach by the Contributor of any of Contributor's representations, warranties, covenants or obligations set forth herein or in any other document delivered by the Contributor under this Agreement, or as a result of acts or events occurring prior to the Closing Date.

          (b) The Acquiror hereby indemnifies and holds the Contributor harmless from and against any and all claims, costs, penalties, damages, losses, liabilities and expenses (including reasonable attorneys' fees) that may at any time be incurred by the Contributor, whether before or after Closing, as a result of any material breach by the Acquiror of any of Acquiror's representations, warranties, covenants or obligations set forth herein or in any other document delivered by the Acquiror under this Agreement, or as a result of acts or events occurring after the Closing Date.

    8.3 Termination by Acquiror. If any condition set forth herein cannot or
        -----------------------
will not be satisfied prior to Closing, or upon the occurrence of any other event that would entitle the Acquiror to terminate this Agreement and its obligations hereunder, the Acquiror, at its option, may elect either (a) to terminate this Agreement and all other rights and obligations of the Contributor and the Acquiror hereunder shall terminate immediately and the Deposit, if any, shall be returned to the Acquiror or (b) to waive its right to terminate and to proceed to Closing. If the Acquiror terminates this Agreement as a consequence of a material misrepresentation or breach of a warranty or covenant by the Contributor, or a failure by the Contributor to perform its obligations hereunder, the Acquiror shall have all remedies available hereunder or at law or in equity, including but not limited to the right to specific performance of this Agreement.

    8.4 Termination by Contributor. If, prior to Closing, the Acquiror defaults
        --------------------------
in performing any of its obligations under this Agreement (including its obligation to Acquisition the Property), the Contributor's sole remedy for such default shall be to terminate this Agreement and receive the Deposit, if any. The Contributor and the Acquiror agree that, in the event of such a default, the damages that the Contributor would sustain as a result thereof would be difficult if not impossible to ascertain. The Contributor hereby waives and releases any and all other rights and remedies for a default by the Acquiror. Therefore, the Contributor and the Acquiror agree that, the Contributor shall retain the Deposit, if any, as full and complete liquidated damages and as the Contributor's sole remedy.

                                   ARTICLE 9
                                   ---------
                           MISCELLANEOUS PROVISIONS
                           ------------------------

   9.1 Completeness; Modification. This Agreement constitutes the entire
       --------------------------
agreement among the parties hereto with respect to the transactions contemplated hereby and supersedes all prior discussions, understandings, agreements and negotiations between the parties hereto. The provisions of the prior sentence reflects the true intent of the Contributor and the Acquiror and is intended to be enforceable, notwithstanding any existing or further case law to the contrary. This Agreement may be modified only by a written instrument duly executed by the parties hereto.

   9.2 Successors and Assigns. This Agreement shall bind and inure to the
       ----------------------
benefit of the parties hereto and their respective successors and assigns.

   9.3 Days. If any action is required to be performed, or if any notice,
       ----
consent or other communication is given, on a day that is a Saturday or Sunday or a legal holiday in the jurisdiction in which the action is required to be performed or in which is located the intended recipient of such notice, consent or other communication, such performance shall be deemed to be required, and such notice, consent or other communication shall be deemed to be given, on the first business day following such Saturday, Sunday or legal holiday. Unless otherwise specified herein, all references herein to a "day" or "days" shall refer to calendar days and not business days.

   9.4 Governing Law. This Agreement and all documents referred to herein shall
       -------------
be governed by and construed and interpreted in accordance with the laws of the state wherein the Property is located.

   9.5 Counterparts. To facilitate execution, this Agreement may be executed in
       ------------
as many counterparts as may be required. It shall not be necessary that the signature on behalf of both parties hereto appear on each counterpart hereof. All counterparts hereof shall collectively constitute a single agreement.

   9.6 Severability. If any term, covenant or condition of this Agreement, or
       ------------
the application thereof to any person or circumstance, shall to any extent be invalid or unenforceable, the remainder of this Agreement, or the application of such term, covenant or condition to other persons or circumstances, shall not be affected thereby, and each term, covenant or condition of this Agreement shall be valid and enforceable to the fullest extent permitted by law and shall be construed so as to give effect to the intent of the parties.

   9.7 Costs. Regardless of whether Closing occurs hereunder, and except as
       -----
otherwise expressly provided herein, each party hereto shall be responsible for its own costs in connection with this Agreement and the transactions contemplated hereby, including without limitation fees of attorneys, engineers and accountants.

   9.8 Notices. All notices, requests, demands and other communications
       -------
hereunder shall be in writing and shall be delivered by hand, by telecopy, overnight delivery service, or by the United States mail, certified, postage prepaid, return receipt requested, at the addresses and with such copies as designated below. Any notice, request, demand or other communication delivered or sent in the manner aforesaid shall be deemed given or made (as the case may be) when actually delivered to the intended recipient.

If to the Contributor:    Kiran P. Patel
----------------------
                          Hersha Enterprises, Ltd.
                          148 Sheraton Drive, Box A
                          New Cumberland, PA 17070
                          Fax: (717) 774-7383

With a copy to:           Jay H. Shah, Esquire
---------------
                          The Shah Law Frim
                          The Lafayette Building
                          437 Chestnut Street, 6/th/ Floor
                          Philadelphia, PA 19106
                          Fax: (215)238-0157

If to the Acquiror:       Hasu P. Shah
-------------------

                    Hersha Hospitality Limited Partnership
                    148 Sheraton Drive, Box A
                    New Cumberland, PA 17070
                    Fax: (717) 774-7383

With a copy to:     Jay H. Shah, Esquire
--------------
                    The Shah Law Frim
                    The Lafayette Building
                    437 Chestnut Street, 6/th/ Floor
                    Philadelphia, PA 19106
                    Fax: (215) 238-0157

          Any party hereto may change its address or designate different or other persons or entities to receive copies by notifying the other party in a manner described in this Section.

          9.9  Escrow Agent. The Escrow Agent referred to in the   definition
               ------------
thereof contained in Paragraph 1.1 hereof has agreed to act as such for the convenience of the parties without fee or other charges for such services as Escrow Agent. The Escrow Agent shall not be liable: (a) to any of the parties for any act or omission to act except for its own willful misconduct; (b) for any legal effect, insufficiency, or undesirability of any instrument deposited with or delivered by Escrow Agent or exchange by the parties hereunder, whether or not Escrow Agent prepared such instrument; (c) for any loss or impairment of funds that have been deposited in escrow while those funds are in the course of collection, or while those funds are on deposit in a financial institution, if such loss or impairment results from the failure, insolvency or suspension of a financial institution; (d) for the expiration of any time limit or other consequence of delay, unless a properly executed written instruction, accepted by Escrow Agent, has instructed the Escrow Agent to comply with said time limit;
(e) for the default, error, action or omission of either party to the escrow. The Escrow Agent shall be entitled to rely on any document or paper received by it, believed by such Escrow Agent, in good faith, to be bona fide and genuine. It is agreed that the Escrow Agent shall not be disqualified from representing either party in connection with any litigation which might arise out or in connection with this Agreement, merely by virtue of the fact that such Escrow Agent has agreed to act as Escrow Agent hereunder. Further, in that event of any dispute as to the disposition of the Deposit, if any, or any other monies held in escrow, the Escrow Agent may, if such Escrow Agent so elects, interplead the parties by filing an interpleader action in any court having subject matter jurisdiction of such a matter (to the personal jurisdiction of which both parties do hereby consent), and pay into the registry of the court the Deposit, if any, and any other monies held in escrow, including all interest earned thereon, whereupon such Escrow Agent shall be relieved and released from any further liability as Escrow Agent hereunder. In the event of such interpleader action, the Escrow Agent shall not be disabled from representing a party hereto. Escrow Agent shall not be liable for Escrow Agent's compliance with any legal process, subpoena, writs, orders, judgments and decree of any court, whether issued with or without jurisdiction, and whether or not subsequently vacated, modified, set aside or reversed.

          9.10 Incorporation by Reference. All of the Exhibits attached hereto
               --------------------------
are by this reference incorporated herein and made a part hereof.

     9.11 Survival. All of the representations, warranties, covenants and
          --------
agreements of the Contributor and the Acquiror made in, or pursuant to, this Agreement shall survive Closing and shall not merge into any document or instrument executed and delivered in connection herewith.

     9.12 Further Assurances. The Contributor and the Acquiror each covenant and
          ------------------
agree to sign, execute and deliver, or cause to be signed, executed and delivered, and to do or make, or cause to be done or made, upon the written request of the other party, any and all agreements, instruments, papers, deeds, acts or things, supplemental, confirmatory or otherwise, as may be reasonably required by either party hereto for the purpose of or in connection with consummating the transactions described herein.

     9.13 No Partnership. This Agreement does not and shall not be construed to
          --------------
create a partnership, joint venture or any other relationship between the parties hereto except the relationship of Contributor and Acquiror specifically established hereby.

     IN WITNESS WHEREOF, the Contributor and the Acquiror have caused this Agreement to be executed in their names by their respective duly-authorized representatives as a sealed instrument.

                         CONTRIBUTORS:
                         ------------

                         SHREE ASSOCIATES, a Pennsylvania limited partenrship

                         By: ____________________________________
                             Hasu P. Shah, General Partner


                         JSK II ASSOCIATES, a Pennsylvania limited partenrship

                         By: ____________________________________
                             Jay H. Shah, General Partner


                         DEVI ASSOCIATES, a Pennsylvania limited partnership

                         By: ____________________________________
                             Bharat C. Mehta, General Partner


                         SHREEJI ASSOCIATES a Pennsylvania limited partnership

                         By: ____________________________________
                             Rajendra O. Gandhi, General Partner


                         KUNJ ASSOCIATES a Pennsylvania limited partnership

                         By: ____________________________________
                             Kiran P. Patel, General Partner

                         SHANTI III ASSOCIATES a Pennsylvania limited partnership

                         By: ____________________________________
                             K. D. Patel, General Partner

                         NEIL H. SHAH, individully

                         By: ____________________________________
                             Neil H. Shah

                         DAVID L. DESFOR, individually

                         By: ____________________________________
                             David L. Desfor

                         MANISH M. PATNI, individully

                         By: ____________________________________
                             Manish M. Patni





                         SHREENATHJI ENETERPRISES, LTD., a Pennsylvania corporation

                         By: ____________________________________
                             Kiran P. Patel, Secretary

                         ACQUIROR:
                         --------

                         HERSHA HOSPITALITY LIMITED PARTNERSHIP, a Virginia limited partnership

                         By: HERSHA HOSPITALITY TRUST, a Maryland business trust, its sole general partner


                              By:   __________________________________________
                                    Hasu P. Shah, President

                               LIST OF EXHIBITS

Exhibit A      Deed
Exhibit B      Operating Agreements and other Agreements
Exhibit C      Guest Ledger
Exhibit D      Contributor's Financial Information
Exhibit E      Tangible Personal Properties

                                   EXHIBIT A
                                   ---------

                                     Deed

                                   EXHIBIT B
                                   ---------

                             Operating Agreements

                                   EXHIBIT C
                                   ---------

                                 Guest Ledger

                                   EXHIBIT D
                                   ---------

                      Contributor's Financial Information

                                   EXHIBIT E
                                   ---------

                          Tangible Personal Property

                                       31